UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) : December 13, 2019

Landbay Inc
(Exact name of registrant as specifi ed in its charter)

New York
(State or other jurisdiction of incorporation or organization)

0001672572
(Commissions File Number)

81-1260549
(I.R.S. Employer Identification Number)

36-25 Main Street, Flushing, NY11354
Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code: 917-232-5799

None
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K fi ling is intended to simultaneously satisfy the fi ling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ X ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01

On December 13, 2019, Northern Ifurniture Inc granted $40,000 cash to Landbay Inc.

Northern Ifurniture Inc is the principle shareholder of Landbay Inc. Xiaowei Jin is the directer, president and more than 10% shareholder indirectly and directly of Landbay Inc, at same time, she is the director, president and 100% owner of Northern ifurniture Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Xiaowei Jin
Xiaowei Jin, President
Date: December 13, 2019
Landbay Inc